EXHIBIT 10.20


                               SUBSIDIARY GUARANTY


         THIS SUBSIDIARY GUARANTY (the "Guaranty"), dated as of July 22, 1999, is made by NORTH AMERICAN TIMBER CORP., a Delaware corporation; UNISOURCE WORLDWIDE, INC., a Delaware corporation; GREAT NORTHERN NEKOOSA CORPORATION, a Maine corporation; BRUNSWICK PULP & PAPER COMPANY, a Delaware corporation; GEORGIA-PACIFIC WEST, INC., an Oregon corporation; G-P GYPSUM CORPORATION, a Delaware corporation; LEAF RIVER FOREST PRODUCTS, INC., a Delaware corporation; NEKOOSA PACKAGING CORPORATION, a Delaware corporation; and NEKOOSA PAPERS INC., a Wisconsin corporation (collectively, the "Guarantors" and, individually, a "Guarantor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as administrative agent (in such capacity, the "Agent") for each of the Lenders (as defined below).



                                    RECITALS:


A. Pursuant to the Credit Agreement, dated as of July 22, 1999 (together with all amendments, supplements, and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Georgia-Pacific Corporation, a Georgia corporation ("Georgia-Pacific") as borrower, the various commercial lending and other financial institutions (individually, a "Lender" and, collectively, the "Lenders") as are, or may from time to time become, party thereto, the Agent, Commerzbank AG, New York Branch, as Documentation Agent, and The Chase Manhattan Bank and Citibank, N.A. as Co-Syndication Agents, the Lenders have extended commitments (the "Commitments") to make loans (the "Loans") to Georgia-Pacific, and to extend other financial accommodations to or for the account of Georgia-Pacific, which Loans and other financial accommodations are to be unconditionally guaranteed by each Principal Subsidiary of Georgia-Pacific (which Principal Subsidiaries are the Guarantors hereunder).

B. As a condition precedent to the initial Loan under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty.

C. Each Guarantor has duly authorized the execution, delivery, and performance of this Guaranty.

D. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Loans made to Georgia-Pacific by the Lenders under the Credit Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to Georgia-Pacific pursuant to the Credit Agreement, each Guarantor agrees, for the benefit of each Lender, as follows:


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                                    ARTICLE 1
                                   DEFINITIONS

         Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE 2
                               GUARANTY PROVISIONS

         SECTION 2.1 Guaranty. Each Guarantor, jointly and severally, hereby absolutely, unconditionally, and irrevocably:

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise, of all Obligations of Georgia-Pacific and each other Loan Party (other than such Guarantor) now or hereafter existing under the Credit Agreement and each other Loan Document to which it is or may become a party, whether for principal, interest, fees, expenses, or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a)), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. 502(b) and 506(b)); and

                  (b) indemnifies and holds harmless the Agent and each Lender for any and all out-of-pocket costs and expenses (including the out-of-pocket expenses and reasonable fees of counsel and the allocated cost of in-house counsel retained by the Agent or such Lender) incurred by the Agent or such Lender in preserving and enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent obligations, fraudulent conveyance, or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection or of performance, and each Guarantor specifically agrees that it shall not be necessary or required that the Agent or any Lender exercise any right, assert any claim or demand, or enforce any remedy whatsoever against Georgia-Pacific, any other Loan Party, or any other Person before or as a condition to the obligations of each Guarantor hereunder.

         SECTION 2.2 Acceleration of Guaranty. Subject to the proviso of Section 2.1, each Guarantor agrees that, in the event of the occurrence and continuance of an Event of Default and the acceleration of the Obligations in accordance with the terms of the Credit Agreement, each Guarantor will pay to the Agent and the Lenders forthwith the full amount of the Obligations.

         SECTION 2.3 Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional, and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of Georgia-Pacific and each other Loan Party have been paid in cash in full, and all Commitments shall have terminated. Each Guarantor guarantees that the Obligations of Georgia-Pacific and each other Loan Party will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, unconditional, and irrevocable irrespective of:

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                  (a) any lack of validity, legality, or enforceability of the
         Credit Agreement or any other Loan Document;

                  (b) the failure of the Agent or any Lender:

                      (i) to assert any claim or demand or to enforce any right
                  or remedy against Georgia-Pacific, any other Loan Party, or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document, or otherwise; or

                      (ii) to exercise any right or remedy against any other
                  guarantor of, or any collateral securing, any Obligations of Georgia-Pacific or any other Loan Party;

                  (c) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations of Georgia-Pacific or any other Loan Party, or any other extension, compromise, or renewal of any Obligations of Georgia-Pacific or any other Loan Party;

                  (d) any reduction, limitation, impairment, or termination of the Obligations of Georgia-Pacific or any other Loan Party for any reason, including any claim of waiver, release, surrender, alteration, or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of Georgia-Pacific or any other Loan Party or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

                  (f) any addition, exchange, release, surrender, or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by the Agent or any Lender securing any of the Obligations of Georgia-Pacific or any other Loan Party; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Georgia-Pacific, any other Loan Party, any surety, or any guarantor.

         SECTION 2.4 Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by the Agent or any Lender, upon the insolvency, bankruptcy, or reorganization of Georgia-Pacific, any other Loan Party, or otherwise, all as though such payment had not been made.

         SECTION 2.5 Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the Obligations of Georgia-Pacific or any other Loan Party and this Guaranty and any requirement that the Agent or any Lender protect, secure, perfect, or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against Georgia-Pacific, any other Loan Party, or any other Person (including any other guarantor) or any collateral securing the Obligations of Georgia-Pacific or any other Loan Party, as the case may be.

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         SECTION 2.6 Subordination. Until such time as the Guaranteed
Obligations have been paid and performed in full and the period of time has expired during which any payment made by Georgia-Pacific, a Guarantor, or any other guarantor of the Guaranteed Obligations to Agent may be subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by Agent or paid over to a trustee, receiver, or any other entity, whether under any bankruptcy act or otherwise (any such payment being hereinafter referred to as a "Preferential Payment"), any claim or other rights which any Guarantor may now have or hereafter acquire against Georgia-Pacific or such other guarantor that arises from the existence or performance of any Guarantor's obligations under this Guaranty or any other agreement (all such claims and rights being hereinafter referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Agent or such other guarantor or any collateral which Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute, or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Georgia-Pacific or such other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment, or security on account of such claim or other rights, shall be subordinate to Agent's right to full payment and performance of the Guaranteed Obligations, and each Guarantor shall not enforce Guarantor's Conditional Rights until such time as the Guaranteed Obligations have been paid and performed in full and the period of time has expired during which any payment made by Georgia-Pacific or a Guarantor to Agent may be determined to be a Preferential Payment.

         SECTION 2.7 Successors, Transferees and Assigns; Transfers of Loans, etc. This Guaranty shall:

                  (a) be binding upon each Guarantor, and its successors, transferees, and assigns; and

                  (b) inure to the benefit of and be enforceable by the Agent and each Lender.

Without limiting the generality of subsection (b), any Lender may assign or otherwise transfer (in whole or in part) any Loan held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section
12.08 and Article 11 of the Credit Agreement.

         SECTION 2.8 Payments Free and Clear of Taxes, etc. Each Guarantor hereby agrees that:

         (a) Subject to paragraph (e) below, any and all payments made by each Guarantor hereunder to or for the account of the Agent or any Lender (other than on account of a Bid Loan, except to the extent otherwise specified as being applicable to any such Bid Loan) shall be made in accordance with Section 3.03 of the Credit Agreement free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) such taxes (including income taxes or franchise taxes or branch profit taxes) as are imposed on or measured by the Agent's or such Lender's net income and (ii) such taxes as are imposed by a jurisdiction other than the United States of America or any political subdivision thereof and that would not have been imposed but for the existence of a connection between the Agent or such Lender and the jurisdiction imposing such taxes (other than a connection arising principally by reason of the Credit Agreement or this Guaranty) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any Guarantor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable


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hereunder to the Agent or any Lender:

                      (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this
                  Section 2.8) the Agent or such Lender receives an amount equal to the sum it would have received had no such deductions been made;

                      (ii) such Guarantor shall make such deductions; and

                      (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other governmental authority in accordance with applicable law.

                  (b) Each Guarantor shall pay any present or future stamp or documentary taxes or any other sales, excise, or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Guaranty (other than on account of a Bid Loan, except to the extent otherwise specified as being applicable to such Bid Loan) (hereinafter referred to as "Other Taxes")

                  (c) Subject to subsection (e) below, each Guarantor, jointly and severally, hereby indemnifies and holds harmless the Agent and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.6) paid by the Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided, however, that the Agent and each Lender agree to contest in good faith any Taxes or Other Taxes that the Agent or such Lender, in its sole discretion, believes have been incorrectly asserted. A certificate as to the amount demanded by the Agent or any Lender, or the Agent on behalf of any Lender, absent manifest error, shall be binding and conclusive.

                  (d) Within 30 days after the date of any payment of Taxes or Other Taxes, each Guarantor shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment reasonably satisfactory to the Agent.

                  (e) Each Lender shall, promptly upon the request of any Guarantor to that effect, deliver to the Agent and such Guarantor such accurate and complete forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish (if appropriate) such Lender's tax status for withholding purposes or may otherwise be appropriate to eliminate or minimize any Taxes on payments under this Guaranty. The provisions of Sections 3.05(f), (g), (h), and (i) of the Credit Agreement are hereby incorporated by reference into this Guaranty as if fully stated herein, except that each reference to the "Company" contained therein shall be deemed to be a reference to the "Guarantors" for purposes of this Guaranty.

                  (f) Without prejudice to the survival of any other agreement of each Guarantor hereunder, the agreements and obligations of each Guarantor contained in this Section 2.8 shall survive the payment in full of the principal of and interest on the Loans.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

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         SECTION 3.1 Representations and Warranties. Each Guarantor hereby makes each of the representations and warranties made by Georgia-Pacific in the Credit Agreement, to the extent that any such representation or warranty made by Georgia-Pacific in the Credit Agreement shall be applicable to such Guarantor, its Subsidiaries, or any of its or their properties.

                                   ARTICLE 4
                                 COVENANTS, ETC.

         SECTION 4.1 Affirmative Covenants. Each Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, such Guarantor will, unless the Required Lenders shall otherwise consent in writing, duly keep, perform, and observe for the benefit of the Agent and the Lenders each and every covenant set forth in Article 8 of the Credit Agreement to the extent that any such covenant shall be applicable to such Guarantor, any of its Subsidiaries, or any of its or their properties (all of which covenants, together with related definitions and ancillary provisions, are hereby incorporated herein by reference as if such terms were set forth herein in full), without regard to any termination of the Credit Agreement.

         SECTION 4.2 Negative Covenants. Each Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, such Guarantor will, unless the Required Lenders shall otherwise consent in writing, duly keep, perform, and observe for the benefit of the Agent and the Lenders each and every covenant set forth in Article 9 of the Credit Agreement to the extent that any such covenant shall be applicable to such Guarantor, any of its Subsidiaries, or any of its or their properties (all of which covenants, together with related definitions and ancillary provisions, are hereby incorporated herein by reference as if such terms were set forth herein in full), without regard to any termination of the Credit Agreement.

                                   ARTICLE 5
                            MISCELLANEOUS PROVISIONS

         SECTION 5.1 Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, Article 12 of the Credit Agreement.

         SECTION 5.2 Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon each Guarantor and its successors, transferees, and assigns and shall inure to the benefit of and be enforceable by the Agent, each Lender, and their respective successors, transferees, and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that no Guarantor may assign any of its obligations hereunder.

         SECTION 5.3 Amendment, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantors, the Agent and consented to by the Required Lenders (or, as provided in Section 12.02(e) of the Credit Agreement, all Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.4 Addresses for Notices to each Guarantor. All notices and other communications hereunder to any Guarantor shall be in writing (including by facsimile) and mailed by overnight delivery, transmitted by facsimile, or delivered to it, addressed to it at the address set forth


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below its signature hereto or at such other address as shall be designated by such Guarantor in a written notice to the Agent at the address specified in the Credit Agreement complying as to delivery with the terms of this Section 5.4. All such notices and other communications shall be effective, if transmitted by facsimile when transmitted or, if mailed by overnight delivery or delivered, upon delivery, addressed as aforesaid

         SECTION 5.5 No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5, no failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.6 Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION 5.7 Setoff. In addition to, and not limitation of, any rights of the Agent or any Lender under applicable law, the Agent and each Lender shall, upon the occurrence and during the continuance of any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor owing to it hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with the Agent or such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section
3.06 of the Credit Agreement. Each Lender agrees promptly to notify the relevant Guarantor after any such setoff and application made by such party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Agent and each Lender under this
Section 5.7 are in addition to any other right or remedy (including any other right of set off) which the Agent or such Lender may have.

         SECTION 5.8 Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 5.9 Governing Law, etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES TO THE LOAN DOCUMENTS WITH RESPECT TO THE SUBJECT MATTER THEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO, EXCEPT FOR THE FEE LETTER AND ANY PRIOR ARRANGEMENT MADE WITH RESPECT TO THE PAYMENT BY ANY LENDER OF (OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS OR EXPENSES PAYABLE TO OR INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT OR ANY LENDER.

         SECTION 5.10 Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY EAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.



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         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           NORTH AMERICAN TIMBER CORP.


                                           By:  /s/Danny W. Huff
                                           Title:   Vice President and Treasurer

                                           Address:
                                           c/o Georgia-Pacific Corporation
                                           133 Peachtree Street, N.E.
                                           Atlanta, Georgia 30348-5605

                                           Attn: Treasurer's Department
                                           Facsimile:  404-230-5598


                                           UNISOURCE WORLDWIDE, INC.

                                           By:  /s/Danny W. Huff
                                           Title:   Vice President and Treasurer

                                           Address:
                                           c/o Georgia-Pacific Corporation
                                           133 Peachtree Street, N.E.
                                           Atlanta, Georgia 30348-5605


                                           Attn:  Treasurer's Department
                                           Facsimile:  404-230-5598



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                                           GREAT NORTHERN NEKOOSA CORPORATION

                                           By:  /s/Danny W. Huff
                                           Title:   Vice President and Treasurer

                                           Address:
                                           c/o Georgia-Pacific Corporation
                                           133 Peachtree Street, N.E.
                                           Atlanta, Georgia 30348-5605

                                           Attn:  Treasurer's Department
                                           Facsimile:  404-230-5598


                                           BRUNSWICK PULP & PAPER COMPANY


                                           By:  /s/Danny W. Huff
                                           Title:   Vice President and Treasurer

                                           Address:
                                           c/o Georgia-Pacific Corporation
                                           133 Peachtree Street, N.E.
                                           Atlanta, Georgia 30348-5605

                                           Attn:  Treasurer's Department
                                           Facsimile:  404-230-5598


                                           GEORGIA-PACIFIC WEST, INC.


                                           By:  /s/Danny W. Huff
                                           Title:   Vice President and Treasurer

                                           Address:
                                           c/o Georgia-Pacific Corporation
                                           133 Peachtree Street, N.E.
                                           Atlanta, Georgia 30348-5605

                                           Attn:  Treasurer's Department
                                           Facsimile:  404-230-5598


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                                            G-P GYPSUM CORPORATION

                                            By:  /s/Danny W. Huff
                                            Title:  Vice President and Treasurer

                                            Address:
                                            c/o Georgia-Pacific Corporation
                                            133 Peachtree Street, N.E.
                                            Atlanta, Georgia 30348-5605

                                            Attn:  Treasurer's Department
                                            Facsimile:  404-230-5598


                                            LEAF RIVER FOREST PRODUCTS, INC.


                                            By:  /s/Danny W. Huff
                                            Title:  Vice President and Treasurer

                                            Address:
                                            c/o Georgia-Pacific Corporation
                                            133 Peachtree Street, N.E.
                                            Atlanta, Georgia 30348-5605

                                            Attn:  Treasurer's Department
                                            Facsimile:  404-230-5598


                                            NEKOOSA PACKAGING CORPORATION


                                            By:  /s/Danny W. Huff
                                            Title:  Vice President and Treasurer

                                            Address:
                                            c/o Georgia-Pacific Corporation
                                            133 Peachtree Street, N.E.
                                            Atlanta, Georgia 30348-5605

                                            Attn:  Treasurer's Department
                                            Facsimile:  404-230-5598




                                            NEKOOSA PAPERS INC.

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                                            By:  /s/Danny W. Huff
                                            Title:  Vice President and Treasurer

                                            Address:
                                            c/o Georgia-Pacific Corporation
                                            133 Peachtree Street, N.E.
                                            Atlanta, Georgia 30348-5605

                                            Attn:  Treasurer's Department
                                            Facsimile:  404-230-5598



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